                                                                    EXHIBIT 10.1

                       ST. MARY LAND & EXPLORATION COMPANY

                  NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

                                    Article I
                            ESTABLISHMENT AND PURPOSE
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     1.1  Establishment.  St. Mary Land &  Exploration  Company,  a Delaware
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corporation (the "Company"),  hereby  establishes a stock  compensation plan for non-employee  members of the Board of Directors  of the Company  (the  "Board"),
which  plan  shall be known  as the ST.  MARY  LAND  &  EXPLORATION  COMPANY
NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN (the "Plan").

     1.2  Purpose.  The purpose of the Plan is to enhance  stockholder  value by
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attracting,  retaining  and further  motivating  non-employee  Directors  and to encourage  and enable such  Directors to acquire a  proprietary  interest in the
Company by issuing  shares of the  Company's  common  stock,  $.01 par value per share (the "Stock"), to such Directors as compensation for serving as members of the Board and the committees thereof.

                                   Article II
                          ELIGIBILITY AND PARTICIPATION
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     All  members  of the  Board who are not  employees  of the  Company  or any subsidiary of the Company are eligible to  participate in the Plan and be issued shares of Stock under the Plan.

                                   Article III
                                 ADMINISTRATION
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     The Board shall be  responsible  for  administering  the Plan. The Board is authorized  to (i)  interpret  the Plan,  (ii)  prescribe  and revise  rules and regulations  relating to the Plan,  (iii) provide for  conditions and assurances deemed  necessary  or  advisable  to protect the  interests  of the Company with respect  to the  Plan  and  (iv)  make all  other  determinations  necessary  or advisable for the administration of the Plan. Determinations, interpretations or other  actions made or taken by the Board with respect to the Plan and shares of
Stock  issued  under the Plan shall be final,  binding  and  conclusive  for all purposes  and upon all  persons.  No member of the Board shall be liable for any action or  determination  made in good  faith  with  respect  to the Plan or any shares of Stock issued under the Plan.

                                   Article IV
                    SHARES OF STOCK AVAILABLE UNDER THE PLAN
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     4.1 Total Number. The total number of shares of Stock hereby made available
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and reserved for issuance under the Plan is 30,000 shares, which number shall be subject to adjustment as provided in Section 4.2.

     4.2  Adjustment  in  Capitalization.  In the  event  of any  change  in the
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outstanding  shares of Stock of the  Company  by reason of a stock  dividend  or split, recapitalization, reclassification, or other similar change or adjustment in capitalization,  the total number of shares of Stock set forth in Section 4.1 shall be correspondingly adjusted by the Board.

                                   Article V
                                ISSUANCE OF STOCK
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     5.1  Issuance  of Stock.  Subject  to Section  4.1,  shares of Stock may be
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issued to non-employee Directors in such amounts and at such times as determined by the Board as annual  or other  compensation  to  non-employee  Directors  for serving as members of the Board and the committees thereof. The Board shall have complete discretion in determining the terms and conditions and number of shares of Stock issued to non-employee  Directors under the Plan.  Notwithstanding  the foregoing, the number of shares of Stock issued under the Plan to a non-employee
Director  shall,  in the  good  faith  judgment  of  the  Board,  (a)  represent reasonable  compensation for the services and responsibilities of such Director,
(b) be generally  consistent with the past practices of the Company with respect to compensation of the non-employee Directors, as adjusted to reflect changes in applicable  circumstances.  Shares  of  Stock  issued  under  the  Plan  may  be previously unissued shares of Stock or previously issued shares of Stock held by the Company as treasury shares.

     5.2 Restricted Securities.  The shares of Stock issued under the Plan shall
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not be registered  under the Securities Act of 1933, as amended (the "Securities
Act"), and shall be "restricted  securities" as that term is defined in Rule 144 under the Securities  Act.  Accordingly,  the shares of Stock will be subject to restrictions on  transferability  and sale and may not be offered for sale, sold or otherwise transferred except pursuant to an effective  registration statement under the Securities Act or pursuant to an exemption from registration under the
Securities  Act,  the  availability  of  which  is  to  be  established  to  the satisfaction of the Company.  Certificates  for shares of Stock issued under the
Plan shall bear a restrictive legend consistent with the foregoing.

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                                   Article VI
              AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN
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     The  Board  may at any time  terminate  and from  time to time may amend or modify  the  Plan.  Unless  terminated  earlier  by the  Board,  the Plan  shall terminate  upon the  expiration  of five years after the date of the adoption of the  Plan.  Any  amendment  or  modification  of the  Plan by the  Board  may be accomplished without approval of the stockholders of the Company, except if such amendment  or  modification  would  increase the total number of shares of Stock available under the Plan or otherwise require stockholder approval under any law or regulation governing the Company or under any applicable listing standards of national securities exchanges.

                                   Article VII
                                 TAX WITHHOLDING
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     Whenever shares of Stock are to be issued under the Plan, the Company shall have the right to require the  recipient  of the shares of Stock to remit to the
Company an amount  sufficient to satisfy federal,  state, and local  withholding tax requirements, if any.

                                  Article VIII
                               REQUIREMENTS OF LAW
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     8.1  Requirements  of Law.  The  issuance of shares of Stock under the Plan
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shall be subject to all applicable laws,  rules,  and  regulations,  and to such approvals or authorizations by any governmental  agencies or national securities exchanges as may be required.

     8.2  Governing  Law.  The Plan shall be construed  in  accordance  with and
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governed by the laws of the State of Colorado.

     This ST. MARY LAND &  EXPLORATION COMPANY  NON-EMPLOYEE  DIRECTOR STOCK
COMPENSATION  PLAN was adopted by the Board of  Directors of St. Mary Land &
Exploration  Company on March 27, 2003, to be effective upon adoption.  ST. MARY
LAND & EXPLORATION COMPANY

                                  By:   /s/ MARK A. HELLERSTEIN
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                                        Mark A. Hellerstein
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer

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